NOVEMBER 4, 2019 Third Quarter 2019 Earnings 3Q CONFERENCE CALL Louis Pinkham Rob Rehard Rob Cherry Chief Executive Officer Vice President Vice President Chief Financial Officer Business Development & Investor Relations

3Q 2019 CAUTIONARY STATEMENT The following is a cautionary statement made under the Private Securities Litigation Reform Act rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, of 1995: With the exception of historical facts, the statements contained in this presentation immigration, customs, border actions and the like, and other external factors that we cannot may be forward-looking statements. Forward-looking statements represent our management’s control; product liability and other litigation, or claims by end users, government agencies or judgment regarding future events. In many cases, you can identify forward-looking statements others that our products or our customers’ applications failed to perform as anticipated, by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” particularly in high volume applications or where such failures are alleged to be the cause of “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated These forward-looking statements are not guarantees of future performance and are subject to adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses risks, uncertainties, assumptions and other factors, some of which are beyond our control, we may incur related to product warranty issues; our dependence on key suppliers and the which could cause actual results to differ materially from those expressed or implied by such potential effects of supply disruptions; infringement of our intellectual property by third forward-looking statements, including but not limited to: uncertainties regarding our ability to parties, challenges to our intellectual property, and claims of infringement by us of third party execute our restructuring plans within expected costs and timing; actions taken by our technologies; effects on earnings of any significant impairment of goodwill or intangible assets; competitors and our ability to effectively compete in the increasingly competitive global losses from failures, breaches, attacks or disclosures involving our information technology electric motor, drives and controls, power generation and power transmission industries; our infrastructure and data; cyclical downturns affecting the global market for capital goods; and ability to develop new products based on technological innovation, such as the Internet of other risks and uncertainties including but not limited to those described in “Item 1A-Risk Things, and marketplace acceptance of new and existing products, including products related Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and to technology not yet adopted or utilized in certain geographic locations in which we do Exchange Commission on February 26, 2019 and from time to time in other filed reports. All business; fluctuations in commodity prices and raw material costs; our dependence on subsequent written and oral forward-looking statements attributable to us or to persons acting significant customers; risks associated with global manufacturing; issues and costs arising from on our behalf are expressly qualified in their entirety by the applicable cautionary statements. the integration of acquired companies and businesses and the timing and impact of purchase The forward-looking statements included in this presentation are made only as of their accounting adjustments; our overall debt levels and our ability to repay principal and interest respective dates, and we undertake no obligation to update these statements to reflect on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, subsequent events or circumstances. ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest ©2019 Regal Beloit Corporation, Proprietary and Confidential 2

3Q 2019 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted in the United States (“GAAP”). We also periodically disclose certain financial measures in our income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales quarterly earnings releases, on investor conference calls, and in investor presentations and from ongoing business, adjusted income from operations of ongoing business, ongoing similar events that may be considered “non-GAAP” financial measures. This additional business adjusted operating margin and adjusted diluted earnings per share for ongoing information is not meant to be considered in isolation or as a substitute for our results of business are primarily used to help us evaluate our business and forecast our future results. operations prepared and presented in accordance with GAAP. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP adjusted diluted earnings per share (both historical and projected), adjusted income from sales from existing operations excluding any sales from acquired businesses recorded prior to operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted the first anniversary of the acquisition (“net sales from business acquired") and excluding any operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash sales from business divested/to be exited (“net sales from business divested/to be exited“) flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit recorded prior to the first anniversary of the exit and excluding the impact of foreign currency Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted translation. The impact of foreign currency translation is determined by translating the effective tax rate, net sales from ongoing business, adjusted income from operations of respective period’s organic sales using the currency exchange rates that were in effect during ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings the prior year periods. We use the term “organic sales growth” to refer to the increase in our per share for ongoing business. We believe that these non-GAAP financial measures are useful sales between periods that is attributable to organic sales. For further clarification, we may use measures for providing investors with additional information regarding our results of the term “acquisition growth” to refer to the increase in our sales between periods that is operations and for helping investors understand and compare our operating results across attributable to acquisition sales. accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash ©2019 Regal Beloit Corporation, Proprietary and Confidential 3

3Q 2019 AGENDA Opening Comments & Overview Overview LOUIS PINKHAM, CEO 3Q 2019 Results & 2019 Outlook ROB REHARD, CFO Questions & Answers ALL Closing Remarks LOUIS PINKHAM, CEO ©2019 Regal Beloit Corporation, Proprietary and Confidential 4

3Q 2019

# OVERVIEW

- U.S. Industrial Slowdown, China Weakness, Trade Uncertainty
- Heavily Distribution-Focused Sales Impacted by Inventory De-Stocking
- Total Company Adj. Operating Margin Delevered* at 20.7%, Well Below Normal Rate
- Driving Cost-Out with 80/20, Lean & Labor-Based Analytics
- Climate Solutions Margin Strong, PTS and C&I Systems Challenged
- Free Cash Flow* 240% of Adjusted Net Income
- Purchased 1,282,037 Shares for $94M
- Accelerating Restructuring:
  - 5 Plant Closures Announced, $17 Million Annualized Benefit
  - SG&A Down 17% YoY
- Strategic Review:
  - Systematically Deploying 80/20 across Regal
    - Product Rationalization and Simplification with Focus on C&I
    - Executing Phase II of Footprint Simplification
  - Compelling Growth Opportunities
  - Portfolio Review
  - Investor Day March 3, 2020

| ($ in millions, except per share data) | 3Q 2019 | 3Q 2018 |
|---|---|---|
| Adjusted Net Sales* | $771.4 | $860.6 |
| Adjusted Income from Operations* | $81.3 | $99.8 |
| Adjusted Operating Margin* | 10.5% | 11.6% |
| Adjusted Diluted EPS* | $1.35 | $1.56 |
| Net Cash Provided by Operating Activities | $140.6 | $106.0 |

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

***Well Positioned for Further Growth as Cost-Out and 80/20 Gain Traction***

REGAL CREATING A BETTER TOMORROW™...
©2019 Regal Beloit Corporation, Proprietary and Confidential
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3Q 2019 COMMERCIAL & INDUSTRIAL SYSTEMS Sales Adjusted Net Sales* Adjusted Income • Organic Sales* Down 12.7% ($ Millions) from Operations* • Market Performance ($ Millions) – NA Pool Pump – Commercial HVAC $415.6 – China – Industrial Distribution $358.6 – Account Pruning (80/20) Adjusted Operating Margin* • 5.6% of Adj. Net Sales $32.2 • Down 210 bps from Prior Year – Volume $20.1 – Tariff + Price/Cost + 80/20 3Q18 3Q19 3Q18 3Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Deleverage Performance at 21.2% Driven by Accelerated Cost-Out Actions ©2019 Regal Beloit Corporation, Proprietary and Confidential 6

3Q 2019 CLIMATE SOLUTIONS Sales Adjusted Net Sales* Adjusted Income • Organic Sales* Down 4.8% ($ Millions) from Operations* • Market Performance ($ Millions) – FER Pre-buy – NA Residential HVAC – Commercial Refrigeration $242.1 – Account Pruning (80/20) $230.0 – Material Price Formula + Asia Pacific $39.7 $39.4 Adjusted Operating Margin* • 17.1% of Adj. Net Sales • Up 70 bps from Prior Year + Productivity + Price/Cost + 80/20 3Q18 3Q19 3Q18 3Q19 – Volume * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 80/20 Helping to Deliver Superior Deleverage Performance and 70 bps Margin Improvement ©2019 Regal Beloit Corporation, Proprietary and Confidential 7

3Q 2019 POWER TRANSMISSION SOLUTIONS Sales Adjusted Net Sales* Adjusted Income • Organic Sales* Down 9.3% ($ Millions) from Operations* • Market Performance ($ Millions) – Industrial Distribution De-Stocking – Upstream Oil & Gas – Agriculture $202.9 – Beverage $182.8 + Renewable Energy Adjusted Operating Margin* • 11.9% of Adj. Net Sales • Down 190 bps from Prior Year $27.9 – Volume $21.8 + Price/Cost + SG&A Reductions + Productivity 3Q18 3Q19 3Q18 3Q19 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Cost-Out Actions Better Positioning PTS for Profitable Growth and Market Rebound ©2019 Regal Beloit Corporation, Proprietary and Confidential 8

3Q 2019 KEY FINANCIAL METRICS Capital Expenditures Balance Sheet as September 28, 2019 • $21.1 Million in 3Q 2019 • Total Debt of $1,201 Million • $90.0 Million Expected in FY 2019 • Net Debt of $908 Million • Net Debt/Adj. EBITDA* of 1.9 Restructuring & Related Costs Free Cash Flow* • $7.3 Million in 3Q 2019 • $119.5 Million in 3Q 2019 • $19.0 Million Expected in FY 2019 • 239.5% of Adj. Net Income • 5 Plant Closures Expected to Result in • Expect FY 2019 > 115% of Adj. Net Income $17 Million in Annual Savings • Purchased 1,282,037 Shares for a Total of • 2019 Actions Expected to Drive $94.1 Million in 3Q 2019 $32+ Million in Annual Savings • Purchased 2,013,782 Shares for a Total of $150.0 Million YTD 2019 Effective Tax Rate (ETR) • 16.3% Adj. ETR* in 3Q 2019 • 19.5% Adj. ETR* Expected in FY 2019 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Continuing Balanced Capital Allocation Strategy ©2019 Regal Beloit Corporation, Proprietary and Confidential 9

3Q 2019 FULL YEAR 2019 GUIDANCE FY 2019 Expected Sales Performance • Organic Growth Down Mid-Single Digit • U.S. Industrial Slowdown • Global Trade Uncertainties • Excess Channel Inventories • Economic Slowdown in Asia FY 2019 GAAP Diluted EPS Guidance Lowered to $5.85 to $5.95 FY 2019 Adjusted Diluted EPS* Guidance Lowered to $5.45 to $5.55 • Impact from Volume Deleverage • Partially Offset by Productivity Improvements, Positive Price/Cost, and 80/20 Efforts 4Q 2019 Adjusted Diluted EPS* Guidance of $1.21 to $1.31 Other FY 2019 Guidance Update • Net Interest Expense of $49 Million * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Despite Market Headwinds and MSD Sales Decline, Favorable Deleverage Driving Solid EPS ©2019 Regal Beloit Corporation, Proprietary and Confidential 10

3Q Questions & Answers Louis Pinkham Rob Rehard Rob Cherry Chief Executive Officer Vice President Vice President Chief Financial Officer Business Development & Investor Relations

3Q 2019 APPENDIX ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Nine Months Ended Sep 28, Sep 29, Sep 28, Sep 29, 2019 2018 2019 2018 GAAP Diluted Earnings Per Share $ 1.19 $ 1.17 $ 4.75 $ 3.98 Restructuring and Related Costs 0.14 0.03 0.24 0.09 Purchase Accounting and Transaction Costs — 0.01 — 0.09 (Gain) Loss on Businesses Divested and Assets to be Exited — 0.61 (0.70) 0.61 Net (Income) Loss from Businesses Divested/to be Exited 0.02 (0.11) (0.08) (0.29) CEO Transition Costs — — 0.03 — Impact of the New US Tax Legislation — (0.15) — (0.15) Adjusted Diluted Earnings Per Share $ 1.35 $ 1.56 $ 4.24 $ 4.33 2019 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2019 Diluted EPS Annual Guidance $ 5.85 $ 5.95 Restructuring and Related Costs 0.34 0.34 Gain on Businesses Divested and Assets to be Exited (0.70) (0.70) Net Income from Businesses to be Divested/Exited (0.08) (0.08) CEO Transition Costs 0.04 0.04 2019 Adjusted Diluted EPS Annual Guidance $ 5.45 $ 5.55 ©2019 Regal Beloit Corporation, Proprietary and Confidential 12

3Q 2019 APPENDIX

| ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions) | Three Months Ended: Commercial & Industrial Systems | | Climate Solutions | | Power Transmission Solutions | | Total Regal | |
|---|---|---|---|---|---|---|---|---|
| | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 |
| GAAP Income from Operations | $ 14.3 | $ 35.3 | $ 37.6 | $ 6.0 | $ 20.9 | $ 28.1 | $ 72.8 | $ 69.4 |
| Restructuring and Related Costs | 5.6 | 1.9 | 0.8 | 0.3 | 0.9 | 0.1 | 7.3 | 2.3 |
| Purchase Accounting and Transaction Costs | - | 0.2 | - | - | - | - | - | 0.2 |
| Loss on Businesses Divested and Assets to be Exited | 0.1 | - | 0.1 | 34.9 | - | - | 0.2 | 34.9 |
| Operating Loss (Income) from Businesses Divested/to be Exited | - | (5.2) | 0.9 | (1.5) | - | (0.3) | 0.9 | (7.0) |
| CEO Transition Costs | 0.1 | - | - | - | - | - | 0.1 | - |
| Adjusted Income from Operations | $ 20.1 | $ 32.2 | $ 39.4 | $ 39.7 | $ 21.8 | $ 27.9 | $ 81.3 | $ 99.8 |
| GAAP Operating Margin % | 4.0 % | 7.6 % | 16.3 % | 2.3 % | 11.4 % | 13.5 % | 9.4 % | 7.5 % |
| Adjusted Operating Margin % | 5.6 % | 7.7 % | 17.1 % | 16.4 % | 11.9 % | 13.8 % | 10.5 % | 11.6 % |

| ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions) | Nine Months Ended: Commercial & Industrial Systems | | Climate Solutions | | Power Transmission Solutions | | Total Regal | |
|---|---|---|---|---|---|---|---|---|
| | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 | Sep 28, 2019 | Sep 29, 2018 |
| GAAP Income from Operations | $ 87.3 | $ 94.9 | $ 128.2 | $ 82.3 | $ 73.9 | $ 80.0 | $ 289.4 | $ 257.2 |
| Restructuring and Related Costs | 10.3 | 3.9 | 1.5 | 1.4 | 1.4 | 0.2 | 13.2 | 5.5 |
| Purchase Accounting and Transaction Costs | 0.1 | 5.3 | - | - | - | - | 0.1 | 5.3 |
| (Gain) Loss on Businesses Divested and Assets to be Exited | (31.7) | - | (4.7) | 34.9 | 1.2 | - | (35.2) | 34.9 |
| Operating Income from Businesses Divested/to be Exited | (3.3) | (12.0) | (1.1) | (5.2) | (0.3) | (0.2) | (4.7) | (17.4) |
| CEO Transition Costs | 0.9 | - | 0.5 | - | 0.4 | - | 1.8 | - |
| Adjusted Income from Operations | $ 63.6 | $ 92.1 | $ 124.4 | $ 113.4 | $ 76.6 | $ 80.0 | $ 264.6 | $ 285.5 |
| GAAP Operating Margin % | 7.7 % | 7.1 % | 16.8 % | 10.4 % | 12.4 % | 12.8 % | 11.6 % | 9.3 % |
| Adjusted Operating Margin % | 5.7 % | 7.6 % | 16.8 % | 15.3 % | 13.0 % | 13.1 % | 10.8 % | 11.1 % |

REGAL CREATING A BETTER TOMORROW™...
©2019 Regal Beloit Corporation, Proprietary and Confidential
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3Q 2019 APPENDIX Three Months Ended Commercial & Power Transmission ADJUSTED NET SALES Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Sep 28, Sep 29, Sep 28, Sep 29, Sep 28, Sep 29, Sep 28, Sep 29, 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 358.6 $ 462.3 $ 230.9 $ 255.4 $ 182.8 $ 207.7 $ 772.3 $ 925.4 Nets Sales from Businesses Divested/to be Exited - (46.7) (0.9) (13.3) - (4.8) (0.9) (64.8) Adjusted Net Sales $ 358.6 $ 415.6 $ 230.0 $ 242.1 $ 182.8 $ 202.9 $ 771.4 $ 860.6 Nine Months Ended Commercial & Power Transmission ADJUSTED NET SALES Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Sep 28, Sep 29, Sep 28, Sep 29, Sep 28, Sep 29, Sep 28, Sep 29, 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 1,140.7 $ 1,345.3 $ 762.1 $ 792.6 $ 597.0 $ 626.0 $ 2,499.8 $ 2,763.9 Nets Sales from Businesses Divested/to be Exited (25.0) (134.3) (22.0) (50.5) (5.6) (14.7) (52.6) (199.5) Adjusted Net Sales $ 1,115.7 $ 1,211.0 $ 740.1 $ 742.1 $ 591.4 $ 611.3 $ 2,447.2 $ 2,564.4 ©2019 Regal Beloit Corporation, Proprietary and Confidential 14

3Q 2019 APPENDIX ADJUSTED EFFECTIVE TAX RATE Three Months Ended Nine Months Ended Sep 28, Sep 29, Sep 28, Sep 29, 2019 2018 2019 2018 Income before Taxes $ 60.7 $ 56.3 $ 252.5 $ 216.9 Provision for Income Taxes 9.9 3.6 47.5 37.6 Effective Tax Rate 16.3% 6.4% 18.8% 17.3% Income before Taxes $ 60.7 $ 56.3 $ 252.5 $ 216.9 (Gain) Loss on Businesses Divested and Assets to be Exited 0.2 34.9 (35.2) 34.9 Adjusted Income before Taxes $ 60.9 $ 91.2 $ 217.3 $ 251.8 Provision for Income Taxes $ 9.9 $ 3.6 $ 47.5 $ 37.6 Tax Effect from (Gain) Loss on Businesses Divested and Assets to be Exited - 8.2 (5.5) 8.2 Impact of the New US Tax Legislation - 6.6 - 6.6 Adjusted Provision for Income Taxes $ 9.9 $ 18.4 $ 42.0 $ 52.4 Adjusted Effective Tax Rate 16.3% 20.2% 19.3% 20.8% ©2019 Regal Beloit Corporation, Proprietary and Confidential 15

3Q 2019 APPENDIX Three Months Nine Months FREE CASH FLOW Ended Ended (Dollars in Millions) Sep 28, Sep 29, Sep 28, Sep 29, 2019 2018 2019 2018 Net Cash Provided by Operating Activities $ 140.6 $ 106.0 $ 271.2 $ 250.3 Additions to Property Plant and Equipment (21.1) (18.7) (77.3) (59.2) Free Cash Flow $ 119.5 $ 87.3 $ 193.9 $ 191.1 GAAP Net Income Attributable to Regal Beloit Corporation $ 49.7 $ 51.3 $ 202.2 $ 175.6 (Gain) Loss on Businesses Divested and Impairments 0.2 18.2 (35.2) 18.2 Tax Effect from (Gain) Loss on Businesses Divested and Impairments - (4.0) 5.5 (4.0) Adjusted Net Income Attributable to Regal Beloit Corporation $ 49.9 $ 65.5 $ 172.5 $ 189.8 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 239.5% 133.3% 112.4% 100.7% ©2019 Regal Beloit Corporation, Proprietary and Confidential 16

3Q 2019 APPENDIX

| ORGANIC SALES GROWTH (Dollars in Millions) | Three Months Ended | | | |
|---|---|---|---|---|
| | Commercial & Industrial Systems | Climate Solutions | Power Transmission Solutions | Total Regal |
| Net Sales Three Months Ended Sep 28, 2019 | $ 358.6 | $ 230.9 | $ 182.8 | $ 772.3 |
| Net Sales from Business Divested/to be Exited | - | (0.9) | - | (0.9) |
| Impact from Foreign Currency Exchange Rates | 4.4 | 0.6 | 1.3 | 6.3 |
| Organic Sales Three Months Ended Sep 28, 2019 | $ 363.0 | $ 230.6 | $ 184.1 | $ 777.7 |
| Net Sales Three Months Ended Sep 29, 2018 | $ 462.3 | $ 255.4 | $ 207.7 | $ 925.4 |
| Net Sales from Business Divested/to be Exited | (46.7) | (13.3) | (4.8) | (64.8) |
| Adjusted Net Sales Three Months Ended Sep 29, 2018 | $ 415.6 | $ 242.1 | $ 202.9 | $ 860.6 |
| Organic Sales Growth % | (12.7)% | (4.8)% | (9.3)% | (9.6)% |
| Net Sales Growth % | (22.4)% | (9.6)% | (12.0)% | (16.5)% |

| ORGANIC SALES GROWTH (Dollars in Millions) | Nine Months Ended | | | |
|---|---|---|---|---|
| | Commercial & Industrial Systems | Climate Solutions | Power Transmission Solutions | Total Regal |
| Net Sales Nine Months Ended Sep 28, 2019 | $ 1,140.7 | $ 762.1 | $ 597.0 | $ 2,499.8 |
| Net Sales from Business Acquired | (31.7) | - | - | (31.7) |
| Net Sales from Business Divested/to be Exited | (25.0) | (22.0) | (5.6) | (52.6) |
| Impact from Foreign Currency Exchange Rates | 22.0 | 5.3 | 6.2 | 33.5 |
| Organic Sales Nine Months Ended Sep 28, 2019 | $ 1,106.0 | $ 745.4 | $ 597.6 | $ 2,449.0 |
| Net Sales Nine Months Ended Sep 29, 2018 | $ 1,345.3 | $ 792.6 | $ 626.0 | $ 2,763.9 |
| Net Sales from Business Divested/to be Exited | (134.3) | (50.5) | (14.7) | (199.5) |
| Adjusted Net Sales Nine Months Ended Sep 29, 2018 | $ 1,211.0 | $ 742.1 | $ 611.3 | $ 2,564.4 |
| Organic Sales Growth % | (8.7)% | 0.4 % | (2.2)% | (4.5)% |
| Net Sales Growth % | (15.2)% | (3.8)% | (4.6)% | (9.6)% |

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©2019 Regal Beloit Corporation, Proprietary and Confidential
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3Q 2019 APPENDIX TOTAL NET DEBT/ADJUSTED EBITDA OPERATING LEVERAGE Three Months Ended (Dollars in Millions) (Dollars in Millions) Sep 28, Sep 29, LTM Sep 28, 2019 2018 Change 2019 GAAP Income from Operations $ 72.8 $ 69.4 $ 3.4 Adjusted Income from Operations Net Income $ 261.5 $ 81.3 $ 99.8 $ (18.5) Plus: Taxes 66.3 Plus: Interest Expense 54.8 Net Sales $ 772.3 $ 925.4 $ (153.1) Adjusted Net Sales $ 860.6 $ (89.2) Less: Interest Income (4.1) $ 771.4 Plus: Depreciation and Amortization 136.5 GAAP Operating Leverage (2.2)% Plus: Restructuring and Related Costs 15.4 Adjusted Operating Leverage 20.7% Plus: Purchase Accounting & Transaction Costs 0.2 Plus: Impairment and Exit Related Costs 10.0 Plus: CEO Transition Costs 5.6 Less: Operating Income from Businesses Divested/to be Exited (11.2) Less: Gain on Sale of Assets (2.2) Less: Gain on Divestiture of Business (45.2) Adjusted EBITDA $ 487.6 Current Maturities of Debt $ 0.6 Long-Term Debt 1,200.3 Less: Cash (293.0) Total Net Debt $ 907.9 Total Net Debt/Adjusted EBITDA 1.9 ©2019 Regal Beloit Corporation, Proprietary and Confidential 18

3Q 2019 APPENDIX

The following tables outline the first and second quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

| | Commercial & Industrial Systems | Climate Solutions | Power Transmission Solutions | Total Regal |
|---|---|---|---|---|
| Fiscal 2018 First Quarter Schedule for Ongoing Business | | | | |
| Net Sales Three Months Ended March 31, 2018 | $ 414.0 | $ 259.9 | $ 204.9 | $ 878.8 |
| Net Sales from Businesses Divested/to be Exited | (43.9) | (18.0) | (4.3) | (66.2) |
| Adjusted Net Sales from Ongoing Business | $ 370.1 | $ 241.9 | $ 200.6 | $ 812.6 |
| GAAP Income from Operations Three Months Ended March 31, 2018 | $ 29.1 | $ 32.3 | $ 26.8 | $ 88.2 |
| Restructuring and Related Costs | 1.3 | 0.4 | - | 1.7 |
| Income from Operations of Businesses Divested/to be Exited | (2.8) | (1.6) | 0.4 | (4.0) |
| Adjusted Income from Operations of Ongoing Business | $ 27.6 | $ 31.1 | $ 27.2 | $ 85.9 |
| Ongoing Business Adjusted Operating Margin % | 7.5% | 12.9% | 13.6% | 10.6% |
| Fiscal 2018 Second Quarter Schedule for Ongoing Business | | | | |
| Net Sales Three Months Ended June 30, 2018 | $ 469.0 | $ 277.3 | $ 213.4 | $ 959.7 |
| Net Sales from Businesses Divested/to be Exited | (43.7) | (19.2) | (5.6) | (68.5) |
| Adjusted Net Sales from Ongoing Business | $ 425.3 | $ 258.1 | $ 207.8 | $ 891.2 |
| GAAP Income from Operations Three Months Ended June 30, 2018 | $ 30.5 | $ 44.0 | $ 25.1 | $ 99.6 |
| Restructuring and Related Costs | 0.7 | 0.7 | 0.1 | 1.5 |
| Purchase Accounting and Transaction Costs | 5.1 | - | - | 5.1 |
| Income from Operations of Businesses Divested/to be Exited | (4.0) | (2.1) | (0.3) | (6.4) |
| Adjusted Income from Operations of Ongoing Business | $ 32.3 | $ 42.6 | $ 24.9 | $ 99.8 |
| Ongoing Business Adjusted Operating Margin % | 7.6% | 16.5% | 12.0% | 11.2% |

REGAL | CREATING A BETTER TOMORROW™...
©2019 Regal Beloit Corporation, Proprietary and Confidential
19

3Q 2019 APPENDIX

The following tables outline the third and fourth quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

| | Commercial & Industrial Systems | Climate Solutions | Power Transmission Solutions | Total Regal |
|---|---|---|---|---|
| Fiscal 2018 Third Quarter Schedule for Ongoing Business | | | | |
| Net Sales Three Months Ended September 29, 2018 | $ 462.3 | $ 255.4 | $ 207.7 | $ 925.4 |
| Net Sales from Businesses Divested/to be Exited | (46.7) | (13.3) | (4.8) | (64.8) |
| Adjusted Net Sales from Ongoing Business | $ 415.6 | $ 242.1 | $ 202.9 | $ 860.6 |
| GAAP Income from Operations Three Months Ended September 29, 2018 | $ 35.3 | $ 6.0 | $ 28.1 | $ 69.4 |
| Restructuring and Related Costs | 1.9 | 0.3 | 0.1 | 2.3 |
| Purchase Accounting and Transaction Costs | 0.2 | - | - | 0.2 |
| Impairment and Exit Related Costs | - | 34.9 | - | 34.9 |
| Income from Operations of Businesses Divested/to be Exited | (5.2) | (1.5) | (0.3) | (7.0) |
| Adjusted Income from Operations of Ongoing Business | $ 32.2 | $ 39.7 | $ 27.9 | $ 99.8 |
| Ongoing Business Adjusted Operating Margin % | 7.7% | 16.4% | 13.8% | 11.6% |
| Fiscal 2018 Fourth Quarter Schedule for Ongoing Business | | | | |
| Net Sales Three Months Ended December 29, 2018 | $ 436.7 | $ 232.2 | $ 212.8 | $ 881.7 |
| Net Sales from Businesses Divested/to be Exited | (47.5) | (11.2) | (5.2) | (63.9) |
| Adjusted Net Sales from Ongoing Business | $ 389.2 | $ 221.0 | $ 207.6 | $ 817.8 |
| GAAP Income from Operations Three Months Ended December 29, 2018 | $ 32.1 | $ 33.3 | $ 24.4 | $ 89.8 |
| Restructuring and Related Costs | 1.7 | 0.4 | 0.1 | 2.2 |
| Purchase Accounting and Transaction Costs | 0.1 | - | - | 0.1 |
| Gain on Sale of Assets | (1.5) | (0.7) | - | (2.2) |
| CEO Transition Costs | 1.8 | 1.1 | 0.9 | 3.8 |
| Income from Operations of Businesses Divested/to be Exited | (4.6) | (1.6) | (0.3) | (6.5) |
| Adjusted Income from Operations of Ongoing Business | $ 29.6 | $ 32.5 | $ 25.1 | $ 87.2 |
| Ongoing Business Adjusted Operating Margin % | 7.6% | 14.7% | 12.1% | 10.7% |

REGAL | CREATING A BETTER TOMORROW™...
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3Q 2019 APPENDIX

The following tables outline the full year 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

| | Commercial & Industrial Systems | Climate Solutions | Power Transmission Solutions | Total Regal |
|---|---|---|---|---|
| Fiscal 2018 Full Year Schedule for Ongoing Business | | | | |
| Net Sales Twelve Months Ended December 29, 2018 | $ 1,782.0 | $ 1,024.8 | $ 838.8 | $ 3,645.6 |
| Net Sales from Businesses Divested/to be Exited | (181.8) | (61.7) | (19.9) | (263.4) |
| Adjusted Net Sales from Ongoing Business | $ 1,600.2 | $ 963.1 | $ 818.9 | $ 3,382.2 |
| GAAP Income from Operations Twelve Months Ended December 29, 2018 | $ 127.0 | $ 115.6 | $ 104.4 | $ 347.0 |
| Restructuring and Related Costs | 5.6 | 1.8 | 0.3 | 7.7 |
| Purchase Accounting and Transaction Costs | 5.4 | - | - | 5.4 |
| Gain on Sale of Assets | (1.5) | (0.7) | - | (2.2) |
| CEO Transition Costs | 1.8 | 1.1 | 0.9 | 3.8 |
| Impairment and Exit Related Costs | - | 34.9 | - | 34.9 |
| Income from Operations of Businesses Divested/to be Exited | (16.6) | (6.8) | (0.5) | (23.9) |
| Adjusted Income from Operations of Ongoing Business | $ 121.7 | $ 145.9 | $ 105.1 | $ 372.7 |
| Ongoing Business Adjusted Operating Margin % | 7.6% | 15.1% | 12.8% | 11.0% |

| 2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS | Three Months Ended | | | | Twelve Months Ended Dec 29, 2018 |
|---|---|---|---|---|---|
| | Mar 31, 2018 | Jun 30, 2018 | Sep 29, 2018 | Dec 29, 2018 | |
| Adjusted Diluted Earnings Per Share | $ 1.33 | $ 1.59 | $ 1.67 | $ 1.41 | $ 6.00 |
| Earnings Per Share from Businesses Divested/to be Exited | (0.06) | (0.09) | (0.11) | (0.10) | (0.36) |
| Adjusted Diluted Earnings Per Share for Ongoing Business | $ 1.27 | $ 1.50 | $ 1.56 | $ 1.31 | $ 5.64 |

REGAL CREATING A BETTER TOMORROW™...
©2019 Regal Beloit Corporation, Proprietary and Confidential
21

3Q 2019 APPENDIX Shipping 1Q 2Q 3Q 4Q FY Days 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 and 2020 have 53 weeks ©2019 Regal Beloit Corporation, Proprietary and Confidential 22